                                                                   Exhibit 10.36

[*] =Certain confidential information contained in this exhibit, marked by brackets with asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AWARD/CONTRACT                            1. THIS CONTRACT IS A RATED   RATING               PAGE             OF PAGES
                                          ORDER UNDER DPAS (15 CFR  350)                     1                23
------------------------------------------------------------------------------------------------------------------------------
CONTRACT (Proc. Inst. Ident.) NO.         3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

N01-ES-25497                              09/30/2002           04291
------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY      CODE                                         6. ADMINISTERED BY (If other than Item 5)   CODE

National Institute of Environmental                            OMB No. 0990-0115
Health Sciences Research Contracts Branch, DERT
P. O. Box 12874(T.W. Alexander Drive, 4401 Bldg.)              ATTN: Jo Ann Lewis
Research Triangle Park, NC  27709
------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No. street, city, country, State and Zip Code)    8. DELIVERY       DESTINATION

Paradigm Genetics, Inc.                                                              [ ]FOB ORIGIN     [ ]OTHER (See below)
108 Alexander Drive, Bldg 1A
Research Triangle Park, NC  27709
                                                                                     -----------------------------------------
                                                                                     9. DISCOUNT FOR PROMPT PAYMENT

                                                                                     N/A
------------------------------------------------------------------------------------------------------------------------------
CODE                                    FACILITY CODE                                10. SUBMIT INVOICES   ITEM
                                                                                     (4 copies unless
DUNS: 018497029                                                                      otherwise specified   See Section G.,
                                                                                     TO THE ADDRESS        Article G.3.
                                                                                     SHOWN IN:
------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                CODE               12. PAYMENT WILL BE MADE BY                 CODE

See Section C., Article C..2.                          See Section G., Article G.3
------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN       14. ACCOUNTING ND APPROPRIATION DATA
COMPETITION
[ ]10 U.S.C. 2304(c) ( ) [ ]41 U.S.C. 253(c) (  )       CAN: 2-8420826 EIN: 1-562047837-A1  OC: 25.55
                                                        DOC: N1ES25497A  CURR OBLIG. [*****]
------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.          15B. SUPPLIES/SERVICES                                      15C. QUANTITY  15D. UNIT   15F. AMOUNT

------------------------------------------------------------------------------------------------------------------------------
TITLE:  National Center for Toxicogenomics Microarray Resources - Gene Expression Analysis
PERIOD OF PERFORMANCE:  September 30, 2002 September 29, 2007
CONTRACT TYPE:  Cost Plus Fixed Fee, Term Form
CURRENT OBLIGATION............................................................................................$[*****]
------------------------------------------------------------------------------------------------------------------------------
                                                                              15G. TOTAL AMOUNT OF CONTRACT.  $23,875,065
------------------------------------------------------------------------------------------------------------------------------
                                                    16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------
 [X]      SEC.              DESCRIPTION                PAGE(S)   [ ]      SEC.     DESCRIPTION                PAGE(S)
------------------------------------------------------------------------------------------------------------------------------
                    PART I - THE SCHEDULE                                        PART II - CONTRACT CLAUSES

  X        A     SOLICITATION/CONTRACT FORM              01       X        1     CONTRACT CLAUSES               16
------------------------------------------------------------------------------------------------------------------------------
  X        B     SUPPLIES OR SERVICES AND                02               PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER
                 PRICES/COSTS                                                                  ATTACH
------------------------------------------------------------------------------------------------------------------------------
  X        C     DESCRIPTION/SPECS/WORK STATEMENT        04       X        J     LIST OF ATTACHMENTS            22
------------------------------------------------------------------------------------------------------------------------------
  X        D     PACKAGING AND MARKING                   06               PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------
  X        E     INSPECTION AND ACCEPTANCE               06       X        K     REPRESENTATIONS,               23
---------------------------------------------------------------                  CERTIFICATIONS AND OTHER     ----------------
  X        F     DELIVERIES OR PERFORMANCE               06                      STATEMENTS OR OFFERORS
------------------------------------------------------------------------------------------------------------------------------
  X        G     CONTRACT, ADMINISTRATION DATA           07                L     INSTRS CONDS AND NOTICES TO
                                                                                 OFFERORS
------------------------------------------------------------------------------------------------------------------------------
  X        H     SPECIAL CONTRACT REQUIREMENTS           10                M     EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------
                               CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------
[ ]CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required    18. [ ] AWARD (contractor is not required to sign this
to sign this document and return 2  copies to issuing           document).  Your offer on Solicitation Number ___, including
office.)  Contractor agrees to finish and deliver all items     the additions or changes made by you which additions or
or perform all the services set forth or otherwise identified   changes are set forth in full above, is hereby accepted as
above and on any continuation sheets for the consideration      to the items listed above and on any continuation sheets.
sheets for the consideration state herein. The rights and       This award consummates the contract which consists of the
obligations of the parties to this contract shall be subject    following documents: (a) the Government's solicitation and
to and governed by the following documents; (a) this            your offer, and (b) this award/contract.  No further
award/contract, (b) the solicitation, if any, and (c) such      contractual document is necessary.
provisions, representations, certifications, and
specifications, as are attached or incorporated by reference herein. (Attachments are listed herein).
------------------------------------------------------------------------------------------------------------------------------
19A. NAME and TITLE OF SIGNER (Type or print                    20A. NAME OF CONTRACTING OFFICER
Heinrich Gugger, President & CEO                                Jo Ann Lewis, Contracting Officer
------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR          19C. DATE SIGNED               20B. UNITED STATES OF AMERICA               20C. DATE SIGNED
                                                                   BY /s/ Jo Ann Lewis
                                                                      ----------------------------------
/s/ Heinrich Gugger              9/30/02                              (Signature of Contracting Officer)    9/30/02
------------------------------------------------------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The objectives of this contract are to provide gene expression analyses for acquiring high quality gene expression data from chemical treated or environmentally-stressed biological systems.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.      Base Contract

        (1)     The estimated cost of this contract is $[*****]

        (2) The fixed fee for this contract is $[*****] The fee shall be paid in direct ratio to the level of effort expended; that is, the percent of fee paid shall be equal to the percent of total effort expended. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE
                1.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

        (3) The Government's obligation, represented by the sum of the estimated cost plus the fixed fee, is $23,875,065.

        (4) Total funds currently available for payment and allotted to this contract are $[*****], of which $[*****] represents the estimated costs, and of which $[*****] represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses.

        (5) It is estimated that the amount currently allotted will cover performance of the contract through November 30, 2002. It is anticipated that the funds currently allotted will cover performance for receipt of a report of integration with the TRC components to include the Standard Operating Procedures (SOPs).

        (6) The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

b.      Options

        If the Government exercises its option(s) pursuant to ARTICLE H.5. of this contract, the estimated cost and fixed fee will be increased as follows:


                               Quantity               Fixed Fee              Estimated Cost
                            Min.       Max.      Min. (1)    Max. (4)      Min. (1)      Max. (4)
Optional Studies - Year 1    1         4        [*****]

Optional Studies - Year 2    1         4        [*****]

Optional Studies - Year 3    1         4        [*****]

Optional Studies - Year 4    1         4        [*****]

Optional Studies - Year 5    1         4        [*****]

                                                      Contract No. N01 -ES-25497

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.      ITEMS UNALLOWABLE UNLESS OTHERWISE PROVIDED

        Notwithstanding the clauses; ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

        (1) Acquisition, by purchase or lease, of any interest in real property;

        (2)     Special rearrangement or alteration of facilities;

        (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

        (4)     Travel to attend general scientific meetings;

        (5)     Foreign travel;

        (6)     Consultant costs;

        (7)     Subcontracts;

        (8)     Patient care costs;

        (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.

b.      TRAVEL COSTS

(1)      Domestic Travel

                (a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $[*****] without the prior written approval of the Contracting Officer.

                (b) The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.      INDIRECT COSTS

        (1) In no event shall the final amount reimbursable for Fringe Benefits exceed a ceiling of [*****] of direct labor; Overhead exceed a ceiling of [*****] of total direct costs; and General and Administrative expense exceed a ceiling of [*****] of total direct costs and overhead.

                                                      Contract No. N01 -ES-25497

        (2) The Government is not obligated to pay any additional amount should the final indirect cost rates exceed these negotiated ceiling rates. In the event that the final indirect cost rates are less than these negotiated ceiling rates, the final negotiated ceiling rates shall be reduced to conform to the lower rates.

                Any costs over and above this cost ceiling shall not be reimbursed under this contract or any other Government contract, grant,' or cooperative agreement.

        (3) The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

        (4) The Contractor shall submit a cost proposal to the Director, Division of Financial Advisory Services (See ARTICLE G.4.) for negotiating provisional and/or final indirect cost rates no later than 60 days from date of contract award.

b.      ACCOUNTING SYSTEM

        The Contractor is required to have an accounting system that segregates costs and is acceptable for cost reimbursement type contracts. An accounting system review will be performed as part of the negotiation of indirect cost rates. The contractor must agree to implement changes should their system be determined to be inadequate.

c.      SCIENTIFIC MEETINGS

        Travel to general scientific meetings for two people per year upon authorization from the Contracting Officer. Conference fees shall not exceed a total of $[*****].

d.      CONFIDENTIAL TREATMENT OF SENSITIVE INFORMATION

        The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature and can not be disclosed in any manner.

        Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

SECTION C - DESCRIPTION/SPECIFICATIONS WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT 1, dated September 2002, attached hereto and made a part of this contract

ARTICLE C.2. REPORTING REQUIREMENTS

a.      TECHNICAL REPORTS

        In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports during the period of performance of this contract:

                                                      Contract No. N01 -ES-25497

        (1)     Quarterly Update

                This update shall include a summation of the results of the quarter completed, i.e., studies in progress, a list of tissue samples prepared.

        (2)     Annual Progress Report

                This report shall include a summation of the results of the entire contract work for the period covered. An annual report will not be required for the period when the Final Report is due.

        (3)     Final Report

                This report shall consist of the work performed and results obtained for the entire contract period of performance as stated in Section F. of this contract. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted on or before the last day of the contract performance period.

b.      Other Reports/Deliverables

                    DESCRIPTION                             QUANTITY                            DUE DATE
--------------------------------------------   ---------------------------------    --------------------------------
1.     Standard Operating Procedures (SOPs)    One (1) original and three (3)       Within 60 days of contract award
       for critical components of the          copies
       Contractor's gene expression platform
       (Component 1)

2.     Report for the Integration with the     One (1) original                     To be determined by the Project
       TRC components                                                               Officer

3.     Provide microarray analysis             Varies                               For the duration of the contract

4.     Chips that meet the requirements set    Varies                               For the duration of the contract
       forth in the Statement of Work under
       Task I, Component 1, section (a).

5.     Quarterly update                        One (1) original and three (3)       Quarterly
                                               copies Electronic copy
                                               (Text-WordPerfect or Word;
                                               spreadsheet-Excel) submitted on a
                                               CD-R

6.     Annual progress report                  One (1) original and three (3)       Annually
                                               copies Electronic copy
                                               (Text-WordPerfect or Word;
                                               spreadsheet-Excel) submitted on a
                                               CD-R

7.     Final report                            One (1) original and three (3)       On or before contract expiration
                                               copies Electronic copy
                                               (Text-WordPerfect or Word;
                                               spreadsheet-Excel) submitted on a
                                               CD-R

All reports/deliverables shall be delivered to the Project Officer at the address cited below. In addition, one copy of the Final Report shall be delivered to the Contracting Officer at the address cited below:

                                                      Contract No. N01 -ES-25497

            Project Officer                      Contracting Officer
            ---------------                      -------------------
            Stanley Stasiewicz                   Jo Ann Lewis
            Project Officer, NIEHS               Contracting Officer, NIEHS
            P.O. Box 12233                       P.O. Box 12874
            Research Triangle Park, NC 27709     Research Triangle Park NC 27709

c.      SUMMARY OF SALIENT RESULTS

        The Contractor will be required to prepare and submit, with the final report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract. This report will be required on or before the expiration date of the contract.

SECTION D - PACKAGING, MARKING AND SHIPPING

SECTION E - INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this SECTION, the Project Officer (as identified in ARTICLE G.1.) is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed at Building 101, National Institute of Environmental Health Sciences (NIEHS), 111 T. W. Alexander Drive, Research Triangle Park, North Carolina 27709. Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

        FAR Clause No 52.246-8, INSPECTION OF RESEARCH AND DEVELOPMENT - COST REIMBURSEMENT (MAY 2001).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE

a. The period of performance of this contract shall be from September 30, 2002 through September 29, 2007.

b. The period of performance encompasses the submission of the final report specified in Section C., ARTICLE C.2.

ARTICLE F.2. LEVEL OF EFFORT

a. During the period of performance of this contract, the Contractor shall provide [*****] direct labor hours. The labor hours exclude vacation, sick leave, and holiday. These labor hours exclude subcontractor labor hours. It is estimated that the labor hours are constituted as specified below and will be expended approximately as follows:

                                                      Contract No. N01 -ES-25497

                                         LABOR HOURS

LABOR CATEGORY           YEAR 1     YEAR 2     YEAR 3    YEAR 4    YEAR 5
Professional            [*****]    [*****]    [*****]   [*****]   [*****]
Other Professional      [*****]    [*****]    [*****]   [*****]   [*****]
Totals                  [*****]    [*****]    [*****]   [*****]   [*****]

b. Option(s) for up to four (4) additional studies in each year of the contract. If an option is exercised, the Level of Effort will be increased by the following amounts:

                             LABOR HOURS               LABOR HOURS
LABOR CATEGORY               FOR 1 STUDY (MIN)         FOR 4 STUDIES (MAX)
                             -----------------         -------------------
Professional                           [*****]
Other Professional
Totals

c. The Contractor shall have satisfied the requirement herein if not less than [*****] nor more than [*****] of the total direct labor hours specified herein are furnished.

d. In the event fewer hours than the minimum specified number of direct labor hours in the total categories are used by the Contractor in accomplishing the prescribed work and the Government has not invoked its rights under the clause TERMINATION (Cost-Reimbursement) Federal Acquisition Registration 52.249-6 incorporated in this contract, these parties agree that the fee will be adjusted based solely upon the quantity of hours by which the number of direct labor hours furnished is less than the number of direct labor hours specified in this ARTICLE. The resulting adjustment shall be evidenced by a contract modification.

ARTICLE F3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officers will represent the Government for the purpose of this contract:

               NAME                     TITLE                       ROLE
Mr. Stanley Stasiewicz     Project Officer          Technical and Administrative
Dr. Rick Paules            Co-Project Officer       Technical, Microarray
Mr. Jeff Tucker            Co-Project Officer       Technical, Microarray
Dr. Cindy Lawler           Advisor                  Technical

                                                      Contract No. N01 -ES-25497

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Co-Project officers are responsible, in coordination with the Project Officer, for (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority, to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL

a. Pursuant to the Key Personnel clause incorporated in this contract, the following individuals are considered to be essential to the work being performed hereunder:

                           NAME                             TITLE
                         [*****]                           [*****]
                         [*****]                           [*****]
                         [*****]                           [*****]

b. When "key personnel" have been identified in this contract, it has been determined that such named personnel are necessary for the successful performance of this contract; and the Contractor agrees to assign such persons to the performance of the work under this contract, and shall not reassign or remove any of them without the consent of the Contracting Officer in accordance with the procedure outlined in paragraph d. below.

c. In addition, during the first ninety (90) days of performance, the Contractor shall make no substitutions of key personnel unless the substitution is necessitated by illness, death, or termination of employment. The Contractor shall notify the Contracting Officer within 15 calendar days after the occurrence of any of these events and provide the information required by paragraph d. below. After the initial ninety
        (90) day period, the Contractor shall submit the information required by paragraph d. to the Contracting Officer at least 15 days prior to making any permanent substitutions.

d. The contractor shall provide a detailed explanation of the circumstances necessitating the proposed substitutions, complete resumes for the proposed substitutes and additional information requested by the Contracting Officer. Proposed substitutes shall have substantially equal abilities and qualifications to those of the persons being replaced. The Contracting Officer will notify the Contractor within 15 calendar days after receipt of all required information of the decision on substitutions. This ARTICLE will be modified to reflect any approved changes of key personnel.

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

                                                      Contract No. N01 -ES-25497

These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

        (1)     Invoices/financing requests shall be submitted as follows:

        An original and two copies to the following designated billing office:

                Contracting Officer
                Research Contracts Branch
                National Institute of Environmental Health Sciences, NIH 79 T. W. Alexander Dr., 4401 Research Commons
                P.0. Box 12874
                Research Triangle Park, NC 27709

        (2) Inquiries regarding payment of invoices should be directed to the designated billing office, (919) 541-7894.

e. The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the salary rate limitation provisions as specified in ARTICLE H.6. of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

        "I hereby certify that the salaries charged in this invoice are in compliance with P.L. [cite the applicable Public Law Number for the applicable Fiscal Year as stated in ARTICLE H.6.] and ARTICLE H.6. of the above referenced contract."

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer representative' responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

        Director, Division of Financial Advisory Services
        Office of Acquisition Management and Policy
        National Institutes of Health
        6100 Building, Room 6B05
        6100 EXECUTIVE BLVD MSC-7540
        BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, 1990, which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

        Requests for information regarding property under this contract should be directed to the following office:

        Division of Personal Property Services, NIH
        6011 Building, Suite 637
        6011 EXECUTIVE BLVE MSC 7670
        BETHESDA MD 20852-7670
        (301) 496-6466

                                                      Contract No. N01 -ES-25497

b. Notwithstanding the provisions outlined in the DHHS Publication, Contractor's Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a. above, the contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for performing annual inventories required under this contract. This form is included as an attachment in SECTION J of this contract.

c.      Contractor-Acquired Government Property - Schedule I-B
        Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in the attached Schedule I-B for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.

ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.      Contractor Performance Evaluations

        Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

        Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above' the Contracting Officer, whose decision will be final.

        Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.      Electronic Access to Contractor Performance Evaluations

        Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:
                http://ocm.od.nih.gov/cdmp/cps contractor.htm

        The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

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                                                      Contract No. N01 -ES-25497

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.3. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH Pursuant to Public Law(s) cited in paragraph b. , below, NIH is prohibited from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or
(2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.
        Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

c.      PUBLIC LAW AND SECTION NO.      FISCAL YEAR          PERIOD COVERED

        P.L. 107-116, Section 510       2002                 (10/1/01 - 9/30/02)

ARTICLE H.4. NEEDLE EXCHANGE

a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

b.      PUBLIC LAW AND SECTION NO.      FISCAL YEAR,         PERIOD COVERED

        P.L. 107-1 16, Section 505      2002                 (10/1/01 - 9/30/02)

ARTICLE H.5. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE 1.3., the contract will consist only the Base Contract of the Statement of Work as defined in Sections C and F of the contract. Pursuant to clause 52.217-6 set forth in ARTICLE 1.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform Optional Studies as described in Section A.(2) of the Statement of Work as also defined in Sections C and F of the contract. If the Government exercises these options, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in ARTICLE B.2. and the level of effort will be increased as set forth in ARTICLE F.2.depending on the number of additional studies needed.

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                                                      Contract No. N01 -ES-25497

ARTICLE H.6. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year covered. Direct salary is exclusive of fringe benefits, overhead, and general and administrative expenses (also referred to as "indirect cost" or "facilities and administrative (F&A) costs"). Direct salary has the same meaning as the term "institutional base salary." An individual's direct salary (or institutional base salary) is the annual compensation that the contractor pays for an individual's appointment whether that individual's time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the contractor. The per year salary rate limit also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants.. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future HHS appropriation acts.

                                                         AMOUNT OF
b.      PUBLIC LAW NO.              FISCAL YEAR          ALARY LIMITATION DOLLAR
        107-116                     FY-02                Executive Level 1*

c. Direct salaries which will be paid with FY-02 funds are limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred.

*For contract expenditures using FY-02 funds, the period 10/1/01 - 12/31/01 the Executive Level I rate is $161,200. Effective 1/1/02, for contract expenditures using FY-02 funds, the Executive Level! rate is increased to $166,700 and will remain at that level until such tune as it is determined to raise the Executive Schedule annual rates. See the web site listed below for Executive Schedule rates of pay.

FY-02 EXECUTIVE LEVEL SALARIES: http://www .opnz.kov/oca/02tables/ex.pdf

ARTICLE H.7. INFORMATION TECHNOLOGY SYSTEMS SECURITY SPECIFICATIONS

The Contractor agrees to comply with the Information Technology system security and/or privacy specifications set forth in the Statement of Work, the Computer Security Act of 1987 Office of Management and Budget (0MB) Circular A-130, Appendix III, "Security of Federal Automated Information Systems," and the DHHS Automated Information Systems Security Program Handbook (Release 2.0, dated May
1994). The Contractor further agrees to include this provision in any subcontract awarded pursuant to this prime contract.

NOTE:   OMB A-130 is accessible via web site:
        http://csrc.ncsl.nist.gov/secplcy/al30app3.txt

        DHHS Automated Information Systems Security Program Handbook is accessible via web site: http://irm.cit.nih.gov/policy/aissp.html

ARTICLE H.8. ELECTRONIC AND INFORMATION TECHNOLOGY STANDARDS

Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d) as amended by P.L.10S-220 under Title IV (Rehabilitation Act Amendments of 1998) all Electronic and Information Technology (EIT) developed, procured, maintained and/or used under this contract shall be in compliance with the "Electronic and Information Technology Accessibility Standards" set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the "Access Board") in 36 CFR Part 1194. The complete text of Section 508 Final Standards can be accessed at http://www.access-board.gov/

The standards applicable to this requirement are [identified in the Statement of Work/listed below]:

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                                                      Contract No. N01 -ES-25497

ARTICLE H.9. ENERGY STAR REQUIREMENTS

Executive Order 13123, "Greening the Government Through Efficient Energy Management" and FAR 23 .203 require that when Federal Agencies acquire energy using products, they select, where life-cycle cost-effective, and available, ENERGY STAR(R) or other energy efficient products.

Unless the Contracting Officer determines otherwise, all energy-using products acquired under this contract must be either an ENERGY STAR(R) or other energy efficient product designated by the Department of Energy's Federal Energy Management Program (FEMP).

        For more information about ENERGY STAR(R) see http://www.energystar.gov/ For more information about FEMP see http://www.eren.doe.gov/femp/procurement

ARTICLE H.10. PUBLICATION AND PUBLICITY

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

        "This project has been funded in whole or in part with Federal funds from the National Institute of Environmental Health Sciences, National Institutes of Health, under Contract No. N01-ES-25497."

ARTICLE H.11. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.      PUBLIC LAW AND SECTION NO.      FISCAL YEAR          PERIOD COVERED

        P.L. 107-116, Section 507       2002                 (10/1/01 - 9/30/02)

ARTICLE H.12. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

        Office of Inspector General
        Department of Health and Human Services
        TIPS HOTLINE
        P.O. Box 23489
        Washington, D.C. 20026

ARTICLE H.13. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

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                                                      Contract No. N01 -ES-25497

1.      SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

        YEAR 2000 COMPLIANCE--SERVICE INVOLVING THE USE OF INFORMATION
        TECHNOLOGY

        The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

                                 (End of Clause)

2.      NONCOMMERCIAL SUPPLY ITEMS WARRANTY

        YEAR 2000 WARRANTY--NONCOMMERCIAL SUPPLY ITEMS

        The contractor warrants that each noncommercial item of hardware, software, and firmware delivered or developed under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software and firmware) used in combination with such listed item properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions or this contract provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies available to the Government under this warranty shall include repair or replacement of any listed item whose noncompliance is discovered and made known to the contractor in writing within ninety
        (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

                            YEAR 2000 COMPLIANT ITEMS
                        _____________________________________
                        _____________________________________
                        _____________________________________

                                 (end of clause)

3.      COMMERCIAL SUPPLY PRODUCTS WARRANTY

        YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS

        The contractor warrants that each hardware, software and firmware product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the product documentation provided by the contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within ninety
        (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

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                            YEAR 2000 COMPLIANT ITEMS
                        _____________________________________
                        _____________________________________
                        _____________________________________
                                 (end of clause)

ARTICLE H.14. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community. NIH provides guidance, entitled, "Sharing Biomedical Research Resources: Principles and Guidelines for Recipients of NIH Research Grants and Contracts," (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources. This guidance, found at: http://ott.od.nih.gov/NewPages/64FR72090.pdf. is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note: For the purposes of this Article, the terms, "research tools," "research materials," and "research resources" are used interchangeably and have the same meaning.

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                                                      Contract No. N01 -ES-25497

                            PART II- CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACTS - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR
CLAUSE NO.         DATE            TITLE
----------         --------        --------------------------------------------

52.202-1           Dec 2001        Definitions

52.203-3           Apr 1984        Gratuities (Over $109,000)

52.203-5           Apr 1984        Covenant Against Contingent Fees
                                   (Over $100,000)

52.203-6           Jul 1995        Restrictions on Subcontractor Sales to the
                                   Government (Over $100,000)

52.203-7           Jul 1995        Anti-Kickback Procedures(Over $100,000)

52.203-8           Jan 1997        Cancellation, Rescission, and Recovery of
                                   Funds for Illegal or Improper Activity
                                   (Over $100,000)

52.203-10          Jan 1997        Price or Fee Adjustment for Illegal or
                                   Improper Activity (Over $100,000)

52.203-12          Jun 1997        Limitation on Payments to Influence Certain
                                   Federal Transactions (Over $100,000)

52.204-4           Aug 2000        Printed or Copied Double-Sided on Recycled
                                   Paper (Over $100,000)

52.209-6           Jul 1995        Protecting the Government's Interests When
                                   Subcontracting With Contractors Debarred,
                                   Suspended, or Proposed for Debarment
                                   (Over $25,000)

52.2 15-2          Jun 1999        Audit and Records - Negotiation
                                   (Over $100,000)

52.2 15-8          Oct 1997        Order of Precedence - Uniform Contract Format

52.215-10          Oct 1997        Price Reduction for Defective Cost or Pricing
                                   Data

52.215-12          Oct 1997        Subcontractor Cost or Pricing Data
                                   (Over $500,000)

52.2 15-14         Oct 1997        Integrity of Unit Prices (Over $100,000)

52.2 15-15         Dec 1998        Pension Adjustments and Asset Reversions

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                                                      Contract No. N01 -ES-25497

52.2 15-18         Oct 1997        Reversion or Adjustment of Plans for
                                   Post-Retirement Benefits (PRB) other than
                                   Pensions

52.215-19          Oct 1997        Notification of Ownership Changes

52.215-21          Oct 1997        Requirements for Cost or Pricing Data or
                                   Information Other Than Cost or Pricing
                                   Data - Modifications

52.216-7           Feb 2002        Allowable Cost and Payment

52.216-8           Mar 1997        Fixed Fee

52.2 19-8          Oct 2000        Utilization of Small Business Concerns
                                   (Over $100,000)

52.2 19-9          Jan 2002        Small Business Subcontracting Plan
                                   (Over $500,000)

52.2 19-16         Jan 1999        Liquidated Damages - Subcontracting Plan
                                   (Over $500,000)

52.222-2           Jul 1990        Payment for Overtime Premium (Over $100,000)
                                   (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

52.222-3           Aug 1996        Convict Labor

52.222-26          Apr 2002        Equal Opportunity

52.222-35          Dec 2001        Equal Opportunity for Special Disabled
                                   Veterans, Veterans of the Vietnam Era,
                                   and Other Eligible Veterans

52.222-36          Jun 1998        Affirmative Action for Workers with
                                   Disabilities

52.222-37          Dec 2001        Employment Reports on Special Disabled
                                   Veterans, Veterans of the Vietnam Era, and
                                   Other Eligible Veterans

52.223-6           May 2001        Drug-Free Workplace

52.223-14          Oct 2000        Toxic Chemical Release Reporting

52.225-1           May 2002        Buy American Act - Supplies

52.225-13          Jul 2000        Restrictions on Certain Foreign Purchases

52.227-1           Jul 1995        Authorization and Consent, Alternate
                                   I (Apr 1984)

52.227-2           Aug 1996        Notice and Assistance Regarding Patent and
                                   Copyright Infringement (Over $100,000)

52.227-11          Jun 1997        Patent Rights - Retention by the Contractor
                                   (Short Form) (Note: In accordance with
                                   FAR 27.303(a)(2), paragraph (f) is modified to include the requirements in
                                   FAR 27.303(a)(2)(i) through (iv).
                                   The frequency of reporting in (i) is annual.

52.227.14          Jun 1987        Rights in Data - General

52.232-9           Apr 1984        Limitation on Withholding of Payments

52.232-17          Jun 1996        Interest (Over $100,000)

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                                                      Contract No. N01 -ES-25497

52.232-20          Apr 1984        Limitation of Cost

52.232-23          Jan 1986        Assignment of Claims

52.232-25          Feb 2002        Prompt Payment

52.232-34          May 1999        Payment by Electronic Funds Transfer--Other
                                   Than Central Contractor Registration

52.233-1           Jul 2002        Disputes

52.233-3           Aug 1996        Protest After Award, Alternate I (Jun 1985)

52.242-1           Apr 1984        Notice of Intent to Disallow Costs

52.242-3           May 2001        Penalties for Unallowable Costs
                                   (Over $500,000)

52.242-4           Jan 1997        Certification of Final Indirect Costs

52.242-13          Jul 1995        Bankruptcy (Over $100,000)

52.243-2           Aug 1987        Changes - Cost Reimbursement, Alternate V
                                   (Apr 1984)

52.244-2           Aug 1998        Subcontracts, Alternate II (Aug 1998) *If
                                   written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

52.244-5           Dec 1996        Competition in Subcontracting (Over $100,000)

52.245-5           Jan 1986        Government Property (Cost-Reimbursement, Time
                                   and Material, or Labor-Hour Contract)

52.246-23          Feb 1997        Limitation of Liability (Over $100,000)

52.249-6           Sep 1996        Termination (Cost-Reimbursement)

52.249-14          Apr 1984        Excusable Delays

52.253-1           Jan 1991        Computer Generated Forms


b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER.3) CLAUSES:

HHSAR
CLAUSE N0          DATE            TITLE
-----------        --------        ---------------------------------------------

352.202-1          Jan 2001        Definitions - with Alternate paragraph (h)
                                   (Jan 2001)

352.2 16-72        Oct 1990        Additional Cost Principles

352.228-7          Dec 1991        Insurance - Liability to Third Persons

352.232-9          Apr 1984        Withholding of Contract Payments

352.233-70         Apr 1984        Litigation and Claims

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                                                      Contract No. N01 -ES-25497

352.242-71         Apr 1984        Final Decisions on Audit Findings

352.270-5          Apr 1984        Key Personnel

352.270-6          Jul 1991        Publications and Publicity

352.270-7          Jan 2001        Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 9/2002].

ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

Contract No. N01-ES-25497 ARTICLE 1.1. of this SECTION is hereby modified as follows:

FAR Clause 52.219-9, SMALL BUSINESS SUBCONTRACTING PLAN (JANUARY 2002), and FAR Clause 52.219-16, LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (JANUARY 1999) are deleted in their entirety.

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor.
Note: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

        (1)     FAR 52.217-6, Option for Increased Quantity (MARCH 1989).

        "....The Contracting Officer may exercise the option by written notice to the Contractor within 15 days

        (2) FAR 52.2 19-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JANUARY 1999).

                "(c)    Waiver of evaluation preference

                [ ] Offeror elects to waive the evaluation preference."

        (3) FAR 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (MAY 2001).

                "(b)    Evaluation adjustment. (1) The Contracting Officer will
                evaluate offers by adding a factor of 10 percent to the price of all offers, except--.."

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                                                      Contract No. N01 -ES-25497

        (4) FAR 52.223-3, Hazardous Material Identification and Material Safety Data (JANUARY 1997), ALTERNATE I (JULY 1995).

        (5)     FAR 52.227-14, Rights in Data - General (JUNE 1987).

        (6) Alternate I (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

        (7) Alternate II (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

                Additional purposes for which the limited rights data may be used are:

        (8) Alternate III (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

                Additions to, or limitations on, the restricted rights set forth in the Restricted Rights Notice of subparagraph (g)(3) of the clause are expressly stated as follows:

        (9) Alternate V (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

                Specific data items that are not subject to paragraph (j) include:

        (10) FAR 52.227-19, Commercial Computer Software--Restricted Rights (JUNE 1987).

        (11)    FAR 52.246-23, Limitation of Liability (FEBRUARY 1997).

        (12)    FAR 52.25 1-1, Government Supply Sources (APRIL 1984),

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

        (1) HHSAR 352.223-70, Safety and Health (JANUARY 2001). [This clause is provided in full text in SECTION J -ATTACHMENTS.]

        (2) HHSAR 352.270-I, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (JANUARY 2001).

c.      NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

        The following clauses are attached and made a part of this contract:

        (1) NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (0MB Bulletin 8 1-16).

ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

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                                                      Contract No. N01 -ES-25497

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a.      FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)

        (a) Definitions. As used in this clause-- Commercial item, has the meaning contained in the clause at 52.202-1, Definitions.

                Subcontract, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

        (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

        (c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

                (i)     52.2 19-8, Utilization of Small Business Concerns (OCT
                        2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include
                        52.2 19-8 in lower tier subcontracts that offer subcontracting opportunities.

                (ii)    52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

                (iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 42 12(a)).

                (iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

                (v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (JUN 2000) (46 U.S.C. Appx 1241) (flowdown not required for subcontracts awarded beginning May 1, 1996).

                (2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

        (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

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                                                      Contract No. N01 -ES-25497

                                    PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work, Ttoxicogenomics Microarray Resource, dated 9/02, 5 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5/97), 5 pages.

3.      Safety and Health, HHSAR Clause 352.223-70, (1/01), 1 page.

4.      Government Property - Schedule I-B, dated 9/20, 1 pages.

5.      Report of Government Owned, Contractor Held Property, 1 page.

6.      Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

                                                      Contract No. N01 -ES-25497

                                     PART IV

                 SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.      Representations and Certifications, dated January 8, 2002.

                               END of the SCHEDULE
                                   (CONTRACT)

                                                      Contract No. N01 -ES-25497

                                                                    Attachment 1

         STATEMENT OF WORK FOR NATIONAL CENTER FOR TOXICOGENOMICS (NCT)
                               MICROARRAY RESOURCE

                            GENE EXPRESSION ANALYSIS

                                 SEPTEMBER 2002

The major objective of this contract are to provide gene expression analyses for acquiring high quality gene expression data from chemical treated or environmentally-stressed biological systems.

A.      Gene Expression Analysis

        The Contractor shall provide gene expression analysis for obtaining high quality gene expression profiles derived from toxicant treated or environmentally-stressed biological samples. With the rapid advance of genomic information for multiple organisms, this platform must be highly flexible to change and grow through the course of the contract. The Contractor shall provide a validated, state-,of-the-art mRNA microarray expression methodology.

        The goal of this objective is to conduct initial pilot studies with the NIEHS Microarray Center (NMC) to validate the Contractor's methodology and to establish a baseline for merging data from the current NIEHS gene expression database with the prototype database generated in this contract. Over the term of this contract, it is expected that the number of investigators supported by the service of this contract will grow in order to increase the rate at which gene expression profile information may be accumulated. The details and phasing are provided below:

        (1) Component 1 - Establishment of a gene expression platform that demonstrates utility and validity through data generation and exchange with the NCT.

                The NCT has been conducting gene expression experiments with rat, mouse or human cell lines through the NIEHS Microarray Center (NMC) using an in-house generated cDNA microarray platform for hybridizations. It is the desire of the NCT to build on the expertise already existing at the NMC to lay the groundwork for the development of a prototype toxicological microarray gene expression database. In order to facilitate this, the following objectives have been set:

                (a) Provision of critical components of the Contractor's gene expression platform to the NCT.

                        Designated members of the NCT (i.e., members of the NMC) will serve to validate the work of the Contractor. Therefore the Contractor shall provide the NMC the critical components of its gene expression platform. This will include microarray chips (details discussed in the following paragraph), protocols and any, specialized supplies or tools for labeling and hybridizing RNA to these chips, array analysis tools, and training and support in the use of these components as well as support in production of

                                                      Contract No. N01 -ES-25497

                        appropriate files/formats for integration into the image. analysis software and databases being used by the NMC. It is anticipated that this activity will occur during months 1 to 6 after the contract award.

                        The Contractor shall provide high quality genomic resources for the generation of sufficient number of chips for replicate analysis of these samples. In the case of a cDNA-based platform, all clones shall be fully sequence verified (greater than 95%) and clones shall be provided upon request for further validation. In the case of an oligonucleotide-based platform, sequences of a length and number appropriate for optimal and specific hybridization of each gene shall be provided by the Contractor, and information on the accuracy of the sequences on the chip shall be assessed and provided. High quality control measures/information should be documented and provided. Regardless of the platform, it is anticipated that the chips shall contain sequences to provide gene expression information on a minimum of 20,000 genes/chip. This number may be increased, decreased, or the genes represented may be modified as the situation requires. The addition of other species (i.e., yeast or Drosophila may be required in later stages of the contract). In addition, appropriate and flexible chip layouts must be allowed to adapt to the scanning/image analysis capabilities of the NCT consortium members. Provision of chip layouts and gene annotation of data files should be made. Finally, chips that represent the entire genome of an organism may be required when possible. Each chip shall contain DNA sequences that serve as positive and negative controls as well as sequences that may be used for normalization of one array to another. Adequate numbers of replicate analyses to get reliable interpretation of significant gene expression changes will be performed.

                (b) Conduct of proof-of-principle experiments to validate the gene expression platform.

                        It is anticipated that the NMC for the NCT will conduct up to four (4) large proof-of-principle experiments focused on the examination of chemical or environmental stress effects on model organisms. RNA samples will be generated by the NMC or a contractor. It is expected that a subset of the samples from these studies will be split between the NMC and the Contractor for the purpose of validation of the microarray methods and analysis at each location.

                        In the first component of this project it is anticipated that each experiment will consist of approximately 200 RNA samples to be analyzed in replicates (up to 4 chips per sample) that may be derived from rat, mouse, or human cell models. (Time frame month 7 - 12).

                (c) Exchange of information between the Contractor and the NMC.

                        An area of focus is the comparison, validation and quality assessment of the Contractor platform. Data generated at both the NCT and the Contractor's site will be shared. Data generated in Section (b) and in other

                                                      Contract No. N01 -ES-25497

                        gene expression studies conducted by the NMC on their current cDNA microarray platform as well as on the Contractor's platform will be deposited for use by NCT personnel into a prototype gene expression database possibly developed by the Contractor (according to the criteria below), through another contract or on site at NIEHS. It is anticipated that this activity will occur during months 7 to 60 after the contract award.

        (2) COMPONENT 2 - DEVELOPMENT OF STANDARDS AND PRACTICES FOR INCORPORATION OF DATA FROM NIEHS EXTRAMURALLY SUPPORTED CONSORTIA.

                In order to develop consistency between the NMC and the extramural laboratories, up to four (4) validation baseline toxicology experiments involving rat, mouse, or human cell lines will be performed. These experiments may be conducted in rat, mouse or human models. It is anticipated that some of the extramural laboratories and the NMC will perform identical experiments. In general, these experiments will take the following format. (Time frame month 7-24).

                (a) First multiple hybridization experiments on several RNA extractions from various cell lines grown in normal logarithmic stage will be compared among all platforms.

                (b) These cell lines will be perturbed by several known physiological or other type of stresses or known toxicants to provide specific toxicant signatures.

                (c) Several unknown compounds to provide comparisons to the known library.

                (d) These experiments will generate as many as 2400 biological samples in the first 24 months. Once baselines have been set between the Contractor, the NMC and extramural laboratories, and preliminary validation, proof-of-principle experiments have been conducted, all contract services will be provided under the direction of the Project Officer for conducting gene expression analysis on studies.

                        The Contractor, under direction of the Project Officer, shall provide chips and/or perform RNA gene expression analysis (labeling and hybridizations to their chips-details for chips outlined in (1)(b)) for specific experiments. These experiments may include, but not be limited to: additional experiments with cell lines, analysis of tissues following treatment of animals with specific toxicants, environmental stresses, or the study of developmental changes within an organism. It is anticipated that the RNA will be extracted by the specific performing members at their home sites and simultaneous RNA analysis will be performed by the NMC on site as well as by the Contractor at the Contractor's site. (Time frame month 7-60).

                        The Contractor shall:

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

                                                      Contract No. N01 -ES-25497

                (a) provide DNA chips and associated information of the quality outlined in (1) (b) to the NMC and the extramural laboratories to allow multi-center analysis of hybridization protocols and standards.

                (b) provide RNA extraction procedures and protocols to the NMC and the extramural laboratories for reproducible hybridizations.

                (c) provide an adequate number of replicate microarray analyses of the same quality as outlined in (1)(b) for establishing a protocol for standardization of microarray expression data.

                (d) provide a standard, quality source of RNA to be used for establishing baseline quality of data.

                (e) provide microarray analysis on RNA supplied by the NMC and the extramural laboratories using the Contractor provided microarray chips. Some of the RNA will also be analyzed on site with the NMC or the extramural laboratory platforms.

                (f) provide informatics support of chip layouts and gene specifications

                In addition, besides the core studies listed above, there may up to four (4) optional studies per year encompassing up to a total of 2400 samples. The NMC will coordinate compiling purified RNA samples for processing by the contractor for the National Toxicology Program (NIP) or other collaborators. These samples will require processing from RNA through scanning/image processing steps. The optional studies will be activated as needed.

                                                      Contract No. N01 -ES-25497

B       TRAVEL

        It is anticipated that at least two members of the contractor's group will be required to travel to the NIEHS up to three times per year, up to three days per visit for discussions. In addition, travel for two people to one scientific meeting per year may be authorized.

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                                                      Contract No. N01 -ES-25497

          INVOICING/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, "Public Voucher for Purchases and Services Other Than Personal," and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal-- Continuation Sheet," or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1O34 and SF1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contact period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

        (a) Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

        (b) Completion Invoice - The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later).

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

                                                      Contract No. N01 -ES-25497

                The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

        (c) Final Invoice - A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

        (a) Designated Billing Office Name and Address - Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

        (b) Invoice/Financing Request Number - Insert the appropriate serial number of the invoice/financing request.

        (c) Date Invoice/Financing Request Prepared - Insert the date the invoice/financing request is prepared.

        (d) Contract Number and Date - Insert the contract number and the effective date of the contract.

        (e) Payee's Name and Address - Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

        (f) Total Estimated Cost of Contract - Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

        (g) Total Fixed-Fee - Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

        (h) Billing Period - Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed. ,-

        (i) Incurred Cost - Current - Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

        (j) Incurred Cost - Cumulative - Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

        (k) Direct Costs - Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

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

                                                      Contract No. N01 -ES-25497

                (1) Direct Labor - Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

                (2) Fringe Benefits - List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

                (3) Accountable Persona! Property - Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor`s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, "Report of Accountable Property," in accordance with the following instructions:

                        List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

                        . The item number for the specific piece of equipment listed in the Property Schedule.

                        . The Contracting Officer's Authorization letter and number, if the equipment is not covered by the Property Schedule.

                        . Be preceded by an asterisk (*) if the equipment is below the approval level.

                (4) Materials and Supplies - Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

                (5) Premium Pay - List remuneration in excess of the basic hourly rate.

                (6) Consultant Fee - List fees paid to consultants. Identify consultant by name or category as set forth in the contract's Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

                (7) Travel - Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

                (8) Subcontract Costs - List subcontractor(s) by name and amount billed.

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                                                      Contract No. N01 -ES-25497

                (9) Other - List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

        (l) Cost of Money (COM) - Cite the CQM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

        (m) Indirect Costs--Overhead - Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

        (n) Fixed-Fee Earned - Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

        (o) Total Amounts Claimed - Insert the total amounts claimed for the current and cumulative periods.

        (p) Adjustments - Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

        (q)     Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

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

                                                      Contract No. N01 -ES-25497

FINANCIAL REPORTING INSTRUCTIONS:

Contract No. N01-ES-25497

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A--Expenditure Category - Enter the expenditure categories required by the contract.

Column B--Cumulative Percentage of Effort/Hrs.-Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C--Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D--Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E--Incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F--Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G-- Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H--Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column 0) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for 0. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

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

                                                      Contract No. N01 -ES-25497

         SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)  Billing Office Name and Address                         (b) Invoice/Financing Request
     NATIONAL INSTITUTES OF HEALTH                           No.______________________________
     National Institute of Environmental Health Sciences
     RCB                                                     (c) Date Invoice Prepared________
     79 T. W. Alexander Dr. (4401 Research Building)
(e)  Payee's Name and Address                                (d) Contract No._________________
     ABC CORPORATION
     100 Main Street                                                  Effective Date__________
     Anywhere, USA zip code
Attn: Name, Title, & Phone Number of Official to Whom        (f)      Total Estimated Cost____
     Payment is Sent
                                                             (g)      Total Fixed Fee__________

(h) This invoice/financing request represents reimbursable costs for the period from ___ to ___

                              Cumulative Percentage
                                 of Effort/Hrs.              Incurred Cost
                            ------------------------- ---------------------------
       Expenditure                                         (i)          (j)           Cost at     Contract
        Category*             Negotiated     Actual      Current     Cumulative     Completion     Amount    Variance
           A                      B           C             D             E              F            G         H
--------------------------- ------------ ------------ ------------ -------------- ------------- ------------ ---------
(k) Direct Costs:

  (1) Direct Labor

  (2) Fringe Benefits

  (3) Accountable
Property (attach HHS-565)

  (4) Materials & Supplies

  (5)  Premium Pay

  (6) Consultant Fees

  (7) Travel

  (8) Subcontracts

  (9) Other

Total Direct Costs

(l) Cost of Money

(m) Overhead

         G&A

(n) Fixed Fee

(o) Total Amount Claimed

(p) Adjustments

(q) Grand Totals


                                                      Contract No. N01 -ES-25497

I certify that all payments are for appropriate purposes and in accordance with the contract.


------------------                  -------
(Name of Official)                  (Title)

* Attach details as specified in the contract

                                                      Contract No. N01 -ES-25497

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2001)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any, violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

                                 (End of clause)

                                                      Contract No. N01 -ES-25497

                         GOVERNMENT PROPERTY - SCHEDULE

                         Item                                        Quantity        Unit Cost        Total
-------------------------------------------------------------        --------      ------------    -----------
Agilent Microarray Scanner Bundle w/50 slide holders (G2565AA        1             $    107,919    $   107,919

2100 Bioanalyzer Multi-Instrument System (G2942BA)                   1             $     23,242    $    23,242

Hybridization oven (1040-60-lAG)                                     I             $      3,556    $     3,556

NanoDrop ND-1000 Spectrophotomer                                     2             $      7,932    $    15,864

DYMO Label Writer 330 Label Printer                                  2             $        270    $       540

Dell-C510 Laptop PC (for NanoDrop)                                   2             $      1,727    $    3,2454

Dell Pentium 4 Workstation w/21" Monitor                             I             $      4,101    $     4,101

                                                      Contract No. N01 -ES-25497

                                  REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD PROPERTY
-------------------------------------------------------- ----------------------------------------------------------------
CONTRACTOR:                                              CONTRACT NUMBER

-------------------------------------------------------- ----------------------------------------------------------------
ADDRESS                                                  REPORT DATE:

                                                         ----------------------------------------------------------------
                                                         FISCAL YEAR:

                                                         ----------------------------------------------------------------

                                                         ----------------------------------------------------------------

-------------------------------------------------------- ----------------------------------------------------------------
CLASSIFICATION                  BEGINNING OF PERIOD                    ADJUSTMENTS                    END OF PERIOD
--------------------------- ---------------------------- ---------------------------------------- -----------------------
                                #ITEMS         VALUE       CFP ADDED     CAP ADDED    DELETIONS     #ITEMS      VALUE
--------------------------- ---------------- ----------- -------------- ------------ ------------ ----------- -----------
LAND*$25K

LAND**$25K

OTHER REAL*$25K

OTHER REAL**$25K

PROPERTY UNDER CONST*$25K

PROPERTY UNDER CONST**$25K

PLANT EQUIP*$25K

PLANT EQUIP**$25K

SPECIAL TOOLING*$25K

SPECIAL TOOLING*$25K

SPECIAL TEST EQUIP*$25K

SPECIAL TEST EQUIP**$25K

AGENCY PECULIAR*$25K

AGENCY PECULIAR**$25K

MATERIAL*$25K

*  Greater than or equal to
** Less than or equal to

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

                                                      Contract No. N01 -ES-25497

(CUMULATIVE)
PROPERTY UNDER MFR*$25K

PROPERTY UNDER MFR**$25K

SIGNED BY:                                                                      DATE SIGNED:

*  Greater than or equal to
** Less than or equal to

                                                      Contract No. N01 -ES-25497

                        PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

         67 -     Photographic Equipment
         69 -     Training Aids and Devices
         70 -     General  Purpose ADP Equipment,  Software,
                  Supplies and Support  (Excluding  7045-ADP  Supplies and
                  Support
                  Equipment.)
         71 -     Furniture
         72 -     Household and Commercial Furnishings and Appliances
         74 -     Office Machines and Visible Record Equipment
         77 -     Musical Instruments, Phonographs, and Home-type Radios
         78 -     Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

                                       40